UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ࿇

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Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

INTELLICHECK MOBILISA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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To the Shareholders of

INTELLICHECK MOBILISA, INC.

Re:   2013 Annual Meeting of Shareholders

Dear Shareholder:

You are cordially invited to attend Intellicheck Mobilisa’s 2013 Annual Meeting of Shareholders. The meeting will be held Tuesday, November 5, 2013 at the offices of K&L Gates located at 599 Lexington Avenue, Floor 32, New York, NY 10022-6030. The meeting will begin promptly at 2:00 p.m., Eastern Time. Please plan to arrive a few minutes before the meeting.

The formal notice of the meeting follows on the next page. No admission tickets or other credentials are required unless you hold your shares in street name. If you hold your shares in street name, please follow the directions given in the Proxy Statement.

Some of our directors and officers will be available before and after the meeting to speak with you. At the meeting, the Company will answer your questions about our business affairs and will consider the matters explained in the Notice and Proxy Statement that follow.

Please vote, sign and return the enclosed proxy card as soon as possible, whether or not you plan to attend the meeting. Your vote is important.

Sincerely yours,

/s/ Nelson Ludlow
Nelson Ludlow, Ph.D.
Chief Executive Officer, President and Director

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 5, 2013

To the Shareholders of

INTELLICHECK MOBILISA, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INTELLICHECK MOBILISA, INC. (the "Company"), a Delaware corporation, will be held Tuesday, November 5, 2013 at 2:00 p.m. Eastern Time, at the offices of K&L Gates LLP located at 599 Lexington Avenue, Floor 32, New York, NY 10022-6030, for the following purposes:

1.	To elect five directors to serve for a one-year term or until their respective successors have been duly elected and qualified; and

2.	To ratify the appointment of EisnerAmper, LLP as the Company’s independent public accountants for the 2013 fiscal year; and

3.	Advisory vote to approve the compensation of our named executive officers; and

4.	Advisory vote to approve the frequency of future advisory votes to approve of executive compensation; and

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 10, 2013 as the record date for the meeting and only record holders of shares of the Company’s common stock at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof. This proxy statement and the accompanying proxy will be mailed on or about October 16, 2013.

By Order of the Board of Directors,

/s/ Bill White
Bill White
Chief Financial Officer, Treasurer and Secretary

Port Townsend, WA

October 16, 2013

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS

REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES

INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL

IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH

REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING HELD ON NOVEMBER 5, 2013: The Notice of Annual Meeting of Shareholders, Proxy Statement and the Annual Report to Shareholders are available on the following website: www.icmobil.com/proxy2013

INTELLICHECK MOBIILSA, INC.

191 Otto Street

Port Townsend, WA 98368

________________________________________________________

PROXY  STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS

to be held Tuesday, November 5, 2013

________________________________________________________

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors (the “Board of Directors”) of Intellicheck Mobilisa, Inc. (“Intellicheck Mobilisa,” or the “Company”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held Tuesday, November 5, 2013 at the offices of K&L Gates LLP located at 599 Lexington Avenue, Floor 32, New York, NY 10022-6030. The meeting will begin promptly at 2:00 p.m., Eastern Time. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers and regular employees, without additional compensation. We will bear the cost of solicitation of proxies. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements. The Board of Directors has set October 10, 2013 as the record date (the “Record Date”) to determine those holders of record of common stock, par value $.001 (“Common Stock”) who are entitled to notice of, and to vote at the Annual Meeting. Each share of Common Stock entitles its owner to one vote. On the Record Date, there were 27,897,467 shares outstanding. On or about October 16, 2013, this Proxy Statement and the proxy card (the “Proxy Card” or “Proxy”) are being mailed to shareholders of record as of the close of business on October 10, 2013.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

•	The election of five directors, each to serve until the next annual meeting; and
•	The ratification of the appointment of EisnerAmper, LLP, as our independent registered public accountant firm; and
•	Advisory vote to approve the compensation of our named executive officers; and
•	Advisory vote to approve the frequency of future advisory votes to approve of executive compensation.

Who is entitled to vote at the meeting?

You may vote if you owned Common Stock as of the close of business on October 10, 2013. Each share of Common Stock is entitled to one vote.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a Proxy by mail. In order for us to conduct our meeting, a majority of the combined voting power of our Common Stock as of October 10, 2013 must be present at the meeting. This is referred to as a quorum. We believe that on October 10, 2013, there were 27,897,467 outstanding shares of Common Stock entitled to vote.

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How do I vote?

You can vote in two ways:

•	by attending the meeting in person; or
•	by completing, signing and returning the enclosed Proxy Card.

Can I change my mind after I submit my Proxy?

Yes, you may change your mind at any time before a vote is taken at the meeting. You can do this by (1) signing another Proxy with a later date and submitting it in the same manner as the prior Proxy was submitted; (2) if you hold your shares in your name, voting again at the meeting; or (3) if you hold your shares in street name, arranging with your broker to vote your shares at the annual meeting.

What if I return my Proxy Card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominated directors, and FOR the approval of the appointment of our independent public accountants, but they will not be voted with respect to the advisory votes with respect to executive compensation and the frequency of such votes.

What does it mean if I receive more than one Proxy Card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer and Trust Company. The transfer agent’s telephone number is (212) 509-4000.

Will my shares be voted if I do not provide my Proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a Proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including approval of the appointment of independent public accountants. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the approval of the appointment of our independent public accountants.

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the annual meeting is required for approval of the election of directors and the affirmative vote of a majority of the votes cast is required for the ratification of the appointment of our independent public accountants. The advisory vote to approve director compensation will be approved, on a non-binding, advisory basis, on the affirmative vote of a plurality of the votes cast at the annual meeting. The advisory vote on frequency of approval of director compensation will be determined, on a non-binding, advisory basis, by the option (every one year, two years, or three years) that receives the most votes.

Do we currently have, or do we intend to submit for shareholder approval, any anti-takeover device?

Our Certificate of Incorporation, By-Laws and other corporate documents do not contain any provisions that contain material anti-takeover aspects. We have no plans or proposals to submit any other amendments to the Certificate of Incorporation or By-Laws, or other measures in the future that have anti-takeover effects.

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Proposal No. 1

ELECTION OF DIRECTORS

Our Board of Directors has one class of directors, with each director elected annually for a term of one year. Unless specified to be voted otherwise, the persons named in the accompanying Proxy will vote for the election of the following persons as directors, all of whom are presently members of the Board of Directors, to hold office for the terms set forth below or until their respective successors have been elected and qualified. Each Proxy will be voted for the nominees named below. The nominees have consented to serve as directors if elected.

The Board of Directors recommends that you elect the nominees identified below.

		Position with the Company	Director	New Board
Name	Age	and Principal Occupation	Since	Term Expires

Vice Admiral
Michael D. Malone	65	Chairman of the Board	2011	2014
Nelson Ludlow	52	Chief Executive Officer, President and Director	2008	2014
Lieutenant General Emil R. Bedard	69	Director	2008	2014
Bonnie Ludlow	58	Director and Senior Vice President	2008	2014
Guy L. Smith	64	Director	2005	2014

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each director and executive officer as of October 10, 2013:

				Current Board
		Position with the Company	Held Office	Term
Name	Age	and Principal Occupation	Since	Expires

Vice Admiral
Michael D. Malone	65	Chairman of the Board	2011	2013
Nelson Ludlow	52	Chief Executive Officer, President and Director	2008	2013
Lieutenant General Emil R. Bedard	69	Director	2008	2013
Bonnie Ludlow	58	Director and Senior Vice President	2008	2013
Guy L. Smith	64	Director	2005	2013
Russell Embry	49	Chief Technology Officer	2001	NA
Bill White	53	Chief Financial Officer, Secretary and Treasurer	2012	NA

Business Experience

Michael D. Malone, Vice Admiral, U.S. Navy, Retired, was appointed Chairman of the Board effective November 13, 2012, and became a member of the Board of Directors July 1, 2011. From November 2004 to February 2011, Admiral Malone was President of Skarven Enterprises, a designer and developer of analytic approaches and technology applications specializing in real time/streaming data fusion and analysis for a variety of applications in government, financial services, auditing and industry competitive intelligence. During his time at Skarven Enterprises he led the company through a significant period of reorganization and growth, dramatically improving the company’s research and development efforts, and production and field support capability, while dramatically cutting costs and increasing revenue five-fold. As a result of his efforts, Skarven Enterprises was acquired by The Boeing Company in December 2008. Admiral Malone remained President of the company, as part of the acquisition agreement, until February 2011. Since leaving the military, Admiral Malone has also served as a technical advisor and consultant to Pequot Capital, a venture capital firm (in 2006 and 2007) and Environmental Tectonics Corporation, a high-technology simulation and manufacturing company (June 2007 to present). Admiral Malone was selected to serve as a director in part due to his considerable experience as an officer in the U.S. military working with government contracts, and his knowledge of the sectors in which the Company does business.

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Nelson Ludlow, PhD was appointed Chief Executive Officer effective November 13, 2012. Dr. Ludlow served as Chairman of the Board from April 15, 2011 through November 12, 2012 and became a director of the Company on March 14, 2008. From March 14, 2008 to April 14, 2011, he was the Chief Executive Officer of the Company. He was a co-founder of Mobilisa, Inc. (“Mobilisa”) and was its Chief Executive Officer and a director since its inception in March 2001. Dr. Ludlow has over 25 years of experience in software development for the military and corporate sectors. From 1982 to 1998, while in the U.S. Air Force, Dr. Ludlow served as a mathematician, a pilot, an intelligence officer at the National Air Intelligence Center, Technical Director for Artificial Intelligence at USAF Rome Laboratory, Assistant Professor of Computer Science at the Naval Postgraduate School, and the Director of Technology and Services for Radar Evaluation Squadron. In the corporate sector, Dr. Ludlow served as the Director of C2 Modeling for SAIC, Chief Scientist for the ORINCON Corporation and Chief Technology Officer for Ameranth Wireless—all in San Diego. He holds a PhD in Artificial Intelligence from the University of Edinburgh, Scotland and completed Post-Doctoral work in Computer Science at the University of Cambridge, England. Additional degrees include a B.S. from Washington State University in Math and Physical Sciences, as well as a M.S. in Computer Science from Wright State University in Dayton, Ohio. Dr. Ludlow was selected to be a director in part due to his knowledge of the Company, including as a founder and director of Mobilisa, his position with the Company, his extensive experience working with government contracts and his considerable knowledge of the sectors in which the Company does business. Dr. Ludlow is married to Bonnie Ludlow, a director of the Company.

Lieutenant General Emil R. "Buck" Bedard, U.S. Marine Corps, Retired, was appointed a member of the Board of Directors on March 14, 2008, General Bedard was appointed a director of Mobilisa in September 2004. He retired from the U.S. Marine Corps with over 37 years of active duty service in 2003. General Bedard’s military career included two combat tours in Vietnam, as well as commanding the 7th Marine Regiment in Somalia and the 1st Marine Expeditionary Force during Operation Desert Storm. General Bedard’s final active duty tour was as the Deputy Commandant for Plans, Policies and Operations for the U.S. Marine Corps Headquarters in Washington, D.C., where he served until his retirement. He has continued to serve with the Marine Corps in Afghanistan and Iraq since his retirement. General Bedard’s many military awards include a Distinguished Service Medal, Legion of Merit and a Bronze Star (with Combat V). General Bedard graduated from the University of North Dakota in 1967 with a M.S. in Science. General Bedard was selected to serve as a director in part due to his considerable experience as an officer in the U.S. military working with government contracts and his knowledge of the Company, including as a director of Mobilisa.

Bonnie Ludlow was named Senior Vice President and was appointed a member of the Board of Directors on March 14, 2008. Ms. Ludlow was a co-founder of Mobilisa and was its Senior Vice President of Finance and a director since its inception in March 2001. As Senior Vice President of Finance, Ms. Ludlow was responsible for all financial transactions, including contracting and purchasing agreements, invoicing, and payroll as well as managing human resources for recruiting, hiring and benefits administration. Ms. Ludlow has 15 years of experience working with the Federal Government, six of which were active duty in the U.S. Air Force (March 1980 to February 1986), and nine as a Department of Defense civilian (February 1986 to October 1995). While on active duty, she was assigned to the Defense Security Agency (DSA) as a Czech linguist (September 1981 to September 1983). As a civil servant, Ms. Ludlow worked as a geodetic surveyor and engineering assistant, where she positioned navigational aids on military runways. Additional duties in this position included the generation of technical drawings, maps and reports. Ms. Ludlow was selected to be a director in part due to her knowledge of the Company, including as a director and founder of Mobilisa, as well as her extensive experience working with government contracts. Ms. Ludlow is married to Nelson Ludlow, PhD, a director of the Company.

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Guy L. Smith was appointed a member of the Board of Directors in June 2005. Mr. Smith has been the Executive Vice President of Diageo PLC, the world’s leading premium drink company, since 2000 and is responsible for corporate, government, and public relations and public policy, as well as reputation management, corporate social responsibility and crisis management. At Diageo, Mr. Smith’s responsibilities include overseeing the corporation’s civic and social responsibility efforts in North America, including the Diageo Marketing Code. The code governs Diageo’s social responsibility activities with regard to the marketing and sale of alcoholic beverages and the company’s undertakings to reduce underage access and abuse of alcohol. From 1998 to 1999, prior to joining Diageo, Mr. Smith was Special Advisor to President Clinton on The White House staff, where he served on the impeachment defense team. Mr. Smith also served as an informal strategic communications advisor to President Clinton from the beginning of the Clinton Administration. Mr. Smith has experience in public affairs with The Hawthorn Group, a Washington-based public affairs firm (1999 to 2000), and his own firm, Smith Worldwide Inc., which focused on reputation and crisis management (1994 to 1996). He was Chief Operating Officer of Hill & Knowlton International Public Relations-New York from 1992 to 1993, where he consulted with the firm's largest consumer product, technology and legal clients. Prior to that, Mr. Smith was Vice President of Corporate Affairs, the senior public affairs and public relations officer, for Philip Morris Companies Inc. (now Altria) from 1975 to 1992. During his 17 years with Philip Morris, Mr. Smith also led the Corporate Affairs departments of the Miller Brewing Company and The Seven-Up Company, both then Philip Morris operating companies. Mr. Smith began his career as a reporter and assistant city editor for The Knoxville Journal. He is currently chairman of the Barrier Island Trust, an environmental protection organization. He formerly sat on the Board of Advisors of Mount Vernon, George Washington’s home outside Washington, D.C. Mr. Smith also serves as an Honorary Battalion Chief of the Fire Department of New York. Smith is author of the book “If It’s Not Impossible, it’s Not Interesting.”  He was selected to serve as a director in part due to his extensive experience with the alcoholic beverage business and other businesses that rely on age verification, his work in government and public relations, his knowledge of the Company, including as a director of Intelli-Check, Inc. prior to the merger with Mobilisa and his general business experience.

Russell T. Embry has over 25 years' experience in the software engineering field. Mr. Embry was appointed Chief Technology Officer in July 2001, and was Vice President of Information Technology prior. As CTO for Intellicheck Mobilisa, Mr. Embry is the chief architect of the company's product line. From January 1998 to July 1999, Mr. Embry was Lead Software Engineer with RTS Wireless developing paging systems. From April 1995 to January 1998, he served as Principal Engineer at GEC-Marconi Hazeltine Corporation developing high speed radios and Identification Friend or Foe(IFF) systems.  From August 1994 through April 1995, he was a staff software engineer at Periphonics Corporation developing automated telephone answering systems. From September 1989 to August 1994, Mr. Embry served as Senior Software Engineer at MESC/Nav-Com developing automated vehicle location systems and satellite telephone systems. From July 1985 through September 1989, he was a software engineer at Grumman Aerospace developing software for automated Test Equipment products. Mr. Embry holds a B.S. in Computer Science from Stony Brook University and an M.S. in Computer Science from Polytechnic University, Farmingdale.

Bill White has more than 28 years of experience in financial management, operations and business development. Prior to joining Intellicheck Mobilisa, he served 11 years as the Chief Financial Officer, Secretary and Treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company's inception to over $36 million in annual revenue in a five year period. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting. Mr. White holds a Bachelor of Arts in Business Administration from Washington State University, and is a Certified Fraud Examiner.

Directors generally serve for a one-year term and hold office until the next annual meeting of shareholders following the conclusion of their term and the election and qualification of their successors. Executive officers are appointed by and serve at the discretion of the Board of Directors.

Board Leadership Structure

The current Chairman of the Board of Directors is Michael D. Malone, who is an independent director under NYSE Amex listing standards. The roles of Chairman of the Board and Chief Executive Officer are separate. The Board of Directors believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows the Company’s Chief Executive Officer to focus primarily on the Company’s business strategy, operations and corporate vision. The Board of Directors consists of a majority of independent directors, and each of the committees of the Board of Directors is comprised solely of independent directors. The Company does not have a policy mandating an independent lead director. The independent directors meet at least annually in executive session without the presence of non-independent directors.

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Risk Oversight

While management is responsible for assessing and managing risks to the Company, the Board of Directors is responsible for overseeing management’s efforts to assess and manage risk. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy. The Board of Directors’ risk oversight areas of focus include, but are not limited to:

•	managing the Company’s long-term growth;
•	strategic and operational planning, including significant acquisitions and the evaluation of our capital structure; and

•	legal and regulatory compliance.

While the Board of Directors has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of the Board of Directors also have responsibility for risk oversight. The Audit Committee oversees risks associated with our financial statements and financial reporting, mergers and acquisitions, credit and liquidity, and business conduct compliance. The Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation generally. The Nominating and Corporate Governance Committee oversees risks associated with our overall governance practices and the leadership structure of the Board of Directors. The Board of Directors stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board of Directors. The Board of Directors’ role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board of Directors and committees providing oversight in connection with those efforts.

Section 16(a) Beneficial Ownership Reporting Compliance

The Securities and Exchange Commission (the “SEC,” or the “Commission”) has adopted rules relating to the filing of ownership reports under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). One such rule requires disclosure of filings, which under the Commission’s rules, are not deemed to be timely. Based on a review of the filings received, Intellicheck Mobilisa is not aware of any untimely filings for fiscal year 2012.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2012, the Board of Directors held four meetings, the Audit Committee held four meetings, the Nominating and Corporate Governance held two meetings and the Compensation Committee held one meeting outside of the normal board meetings. All of the directors attended at least 75% of the aggregate of all Board meetings and meetings of committees on which they served. The Board of Directors has determined that Messrs. Smith, Malone, Bedard and McGee, are each independent directors as defined in Section 803(A) of the NYSE Amex listing standards. The Company does not have a written policy relating to attendance by members of the Board of Directors at annual shareholder meetings. However, it is communicated and understood by all directors that they are required to attend barring any unforeseen circumstance. All directors who were directors at the time of last year’s annual shareholder meeting attended last year’s annual shareholder meeting.

Compensation Committee

The Board of Directors established a Compensation Committee which is currently comprised of Mr. Smith, chairperson, Mr. Bedard and Mr. Malone, each of whom is independent as defined in Section 803(A) of the NYSE Amex listing standards. The Compensation Committee reviews and recommends to the board the compensation for all officers and directors of the Company and reviews general policy matters relating to the compensation and benefits of all employees. The Compensation Committee also administers the stock option plans. The Compensation Committee may not delegate its duties. The Compensation Committee has adopted a written charter, which is available on the Company’s Web site at http://www.icmobil.com/about/investor-relations.1 The charter sets forth responsibilities, authority and specific duties of the Compensation Committee.

 1 The Company must add charters to your web site. Item 407 of Regulation S-K requires that charters be on the company’s web site or provided to security holders at least once every three fiscal years. If the charters have not been updated since 2007, you can find them attached to Schedule 14A filed on April 27, 2007.

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Nominating and Corporate Governance Committee

The Board of Directors established a Nominating and Corporate Governance Committee, which is comprised of Mr. Malone, chairperson, Mr. McGee and Mr. Smith, each of whom is independent as defined in Section 803(A) of the NYSE Amex’s listing standards. The Nominating and Corporate Governance Committee reviews our internal policies and procedures and by-laws. With respect to nominating director candidates, this committee identifies and evaluates potential director candidates and recommends candidates for appointment or election to the Board. The Nominating and Corporate Governance Committee has adopted a written charter, which is available on the Company’s Web site at http://www.icmobil.com/about/investor-relations. The charter sets forth responsibilities, authority and specific duties of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other board members, and specialized knowledge or experience. Depending upon the current needs of our Board of Directors, certain factors may be considered more than others by the Committee in making its recommendation. In considering candidates for our Board of Directors, the Nominating and Corporate Governance Committee will evaluate the entirety of each candidate’s credentials and, other than the eligibility requirements established by the Nominating and Corporate Governance Committee, will not have any specific minimum qualifications that must be met by a nominee. The Nominating and Corporate Governance Committee will consider candidates for the Board from any reasonable source, including current board members, shareholders, professional search firms or other persons. The Nominating and Corporate Governance Committee will not evaluate candidates differently based on who has made the recommendation.

Although we do not currently have a formal policy or procedure for shareholder recommendations of director candidates, the Board of Directors welcomes such recommendations and will consider candidates recommended by shareholders. Because we do not prohibit or restrict such recommendations, we have not implemented a formal policy with respect to shareholder recommendations.

Audit Committee

The Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is currently comprised of Mr. McGee, chairperson, Mr. Bedard and Mr. Malone. Each member of the audit committee is financially literate. Each of the members of the Audit Committee is independent as defined in Section 803(A) of the NYSE Amex’s listing standards. The Audit Committee recommends to the Board of Directors the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices, and professional services rendered to us by our independent accountants. The Audit Committee has adopted a written charter, which sets forth the responsibilities, authority and specific duties of the Audit Committee. A copy of the Audit Committee available on the Company’s Web site at http://www.icmobil.com/about/investor-relations.

The Board of Directors has determined that it has at least one audit committee financial expert serving on the audit committee. Woody McGee has vast corporate experience including his positions as CEO and President of several privately held companies. Mr. McGee has been the Chief Financial Officer of Telxon Corporation, Mosler, Inc. and Western Atlas (formerly Litton Industries). He brings venture capital and corporate restructuring experience through his association with Cerberus Capital Management and Foothill Capital, as well as consulting experience as the head of McGee and Associates, LLC, a business consulting firm. Mr. McGee has a B.A. in Business Management from the University of South Carolina. Mr. McGee is an “audit committee financial expert” and is an independent member of the Board of Directors.

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Audit Committee Report

The following shall not be deemed to be “soliciting material” or to be “filed” with the Commission nor shall such information be incorporated by reference into any future filing of Intellicheck Mobilisa under the Securities Act of 1933 or the Exchange Act.

With respect to the audit of the fiscal year ended December 31, 2012, and as required by its written charter which sets forth its responsibilities and duties, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

In the course of its review, the Audit Committee has discussed with EisnerAmper, LLP, the Company’s Independent Registered Public Accounting Firm, those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received from and discussed with EisnerAmper LLP, the written disclosures and the letter required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning independence and has discussed with EisnerAmper LLP its independence. These disclosures relate to the firm’s independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

Audit Committee:	Woody McGee, Chairman
Emil R. Bedard, Member
Michael Malone, Member

Process for Sending Communications to the Board of Directors

Shareholders that wish to communicate with the Board of Directors are welcome to put their comments in writing addressed to the Company’s Investor Relations Representative, Bill White. Such communications may be sent to Mr. White at 191 Otto Street, Port Townsend WA 98368. Upon receipt, Mr. White will distribute the correspondence to the directors. All communications received will be provided to the directors specified in the communication.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

The following table sets forth information with respect to the beneficial ownership of Company’s Common Stock as of October 10, 2013, by each person who is known by the Company to beneficially own more than 5% of the Company’s Common Stock, each officer, each director, and all officers and directors as a group.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

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The applicable percentage of ownership is based on 27,897,467 shares outstanding as of October 10, 2013.

Name	Shares Beneficially Owned	Percent

Dr. Nelson Ludlow (1)	4,216,726	15.2
Bonnie Ludlow (2)	6,921,279	25.0
L. Gen. Emil R. Bedard (3)	468,494	1.7
Russell T. Embry (4)	87,500	*
Bill White	5,800	*
Guy L. Smith (5)	221,408	*
Michael D. Malone	22,500	*
All Executive Officers & Directors as a group (8 persons) (6)	11,943,707	43.1

* Indicates beneficial ownership of less than one percent of the total outstanding Common Stock.

(1)	Includes 25,000 shares issuable upon exercise of stock options exercisable within 60 days.
(2)	Includes 25,000 shares issuable upon exercise of stock options exercisable within 60 days.
(3)	Includes 153,200 shares issuable upon exercise of stock options exercisable and restricted stock vesting within 60 days.
(4)	Includes 85,000 shares issuable upon exercise of stock options exercisable within 60 days.
(5)	Includes 137,305 shares issuable upon exercise of stock options exercisable within 60 days.
(6)	Includes 428,005 shares issuable upon exercise of stock options exercisable within 60 days.

The address at which our Board of Directors can be reached is the address specified in “Process for Sending Communications to the Board of Directors” above.

EXECUTIVE COMPENSATION

Overview

This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of Intellicheck Mobilisa’s executive officers who served as named executive officers during the last completed fiscal year. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but also describes compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of Intellicheck Mobilisa’s executive compensation disclosure.

The Compensation Committee currently oversees the design and administration of Intellicheck Mobilisa’s executive compensation program and compensation for the Board of Directors.

The principal elements of Intellicheck Mobilisa’s executive compensation program are base salary, annual cash incentives, and long-term equity incentives in the form of stock options and other benefits. Intellicheck Mobilisa’s other benefits consist of reimbursed business travel and entertainment expenses, a vehicle allowance, health insurance benefits, vacation and sick pay, and a qualified 401(k) savings plan. Intellicheck Mobilisa’s philosophy is to position the aggregate of these elements at a level that is commensurate with Intellicheck Mobilisa’s size and performance.

Compensation Program Objectives and Philosophy

In General. The objectives of Intellicheck Mobilisa’s compensation programs are to:

▪	attract, motivate and retain talented and dedicated executive officers;
▪	provide Intellicheck Mobilisa’s executive officers with both cash and equity incentives to further Intellicheck Mobilisa’s interests and those of Intellicheck Mobilisa’s stockholders; and

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▪	provide employees with long-term incentives so Intellicheck Mobilisa can retain them and provide stability during Intellicheck Mobilisa’s growth stage.

Generally, the compensation of Intellicheck Mobilisa’s executive officers is composed of a base salary, an annual incentive compensation award and equity awards in the form of stock options. In setting base salaries, the Compensation Committee generally reviewed the individual contributions of each executive. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of Intellicheck Mobilisa’s Common Stock over time.

Intellicheck Mobilisa generally intends to qualify executive compensation for deductibility without limitation under Section 162(m) of the Internal Revenue Code (the “Code”). Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation (other than certain exempt performance-based compensation) is limited to no more than $1.0 million per year. The non-exempt compensation paid to any of our executive officers for fiscal 2011, as calculated for purposes of Section 162(m), did not exceed the $1.0 million limit.

Competitive Marketplace for Talent.    Intellicheck Mobilisa defines its competitive marketplace for executive talent and investment capital to be the technology and business services industries. To date, Intellicheck Mobilisa has not engaged in the benchmarking of executive compensation but Intellicheck Mobilisa may choose to do so in the future.

Compensation Process.     For each of Intellicheck Mobilisa’s named executive officers, the Compensation Committee reviews and approves all elements of compensation, taking into consideration recommendations from Intellicheck Mobilisa’s CEO (for compensation other than his own), as well as competitive marketplace guidance. Based upon its review, the Compensation Committee approves salaries for executive officers. The Compensation Committee sets the salary level of each executive officer on a case by case basis, taking into account the individual’s level of responsibilities and performance. All executive officer salaries are reviewed on an annual basis. Salary changes for executives are based primarily on their performance in supporting the strategic initiatives of the Chief Executive Officer, economic and competitive factors, meeting individual goals and objectives set by the Chief Executive Officer, and improving the operating efficiency of the Company. Also, where applicable, changes in the duties and responsibilities of each other executive officer may be considered in deciding on changes in annual salary.

Executive Officer Bonuses. The Board of Directors approved an Executive Compensation Bonus Plan beginning with the third quarter of 2009 and effective until otherwise stopped or revised. The Compensation Committee will review the bonus plan each year in accordance with its duties to ensure that the plan continues to be in the best interest of the Company. As long as the following named executives are contributing to the overall success of the Company, quarterly cash bonuses will be paid if there is net income under GAAP as shown below:

	Quarterly Net Income
	$30,000 - $499,000	$500,000 - $999,999	$1,000,000 or more
Nelson Ludlow	$5,000	$10,000	$25,000
Steve Williams (1)	5,000	10,000	25,000
Russell Embry	2,500	5,000	12,500
Bonnie Ludlow	2,500	5,000	12,500
Bill White	2,500	5,000	12,500

During 2012, the following bonuses were paid under the Executive Compensation Bonus Plan: Nelson Ludlow - $5,000; Steven Williams - $5,000; Russell Embry - $2,500; Bonnie Ludlow - $2,500; Bill White - $2,500.

(1)	Mr. Williams separated from the Company on November 13, 2012

Stock Option Grants. The Compensation Committee currently administers Intellicheck Mobilisa’s stock option and equity incentive plans for executive officers, employees, consultants and outside directors. Under the plans, the Compensation Committee grants options to purchase Common Stock with an exercise price of no less than the fair market value of the Common Stock on the date of grant. The Compensation Committee believes that providing stock options to the executive officers, who are responsible for Intellicheck Mobilisa’s management and growth, gives them an opportunity to own Intellicheck Mobilisa stock and better aligns their interests with the interests of the stockholders. It also promotes retention of the officers because of the vesting provisions of the option grants and the potential for stock price appreciation.

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For these reasons, the Compensation Committee considers stock options as an important element of compensation when it reviews executive officer compensation. At its discretion, the Compensation Committee also grants options based on individual and corporate achievements.

Normally, the Chief Executive Officer makes a recommendation to the Compensation Committee for awards to be made to executive officers other than the Chief Executive Officer. The Committee approves grants made to the Chief Executive Officer and other executive officers and, in certain cases, recommends grants for approval by the entire Board. The Compensation Committee determines the number of shares underlying each stock option grant based upon the executive officer’s and Intellicheck Mobilisa’s performance, the executive officer’s role and responsibilities at Intellicheck Mobilisa, and the executive officer’s base salary.

Chief Executive Officer Compensation.  Dr. Ludlow receives a salary of $246,000 per year. Dr. Ludlow may also receive an annual bonus based on reasonable objectives established by the Company’s Board of Directors. Mr. Williams is also entitled to receive benefits in accordance with the Company’s existing benefit policies and is reimbursed for Company expenses in accordance with the Company’s expense reimbursement policies.

The determination of the base salary to be paid to the Chief Executive Officer is based on a number of factors including the position’s historical compensation and the relative compensation in comparison to the other existing senior executives in the Company. In deciding on future changes in the base salary of the Chief Executive Officer, the Compensation Committee will consider several performance factors. Among these are operating and administrative efficiency, and the maintenance of an appropriately experienced management team. The Compensation Committee also evaluates the Chief Executive Officer’s performance in the area of finding and evaluating new business opportunities to establish the most productive strategic direction for Intellicheck Mobilisa.

Chief Financial Officer. Effective April 1, 2012, Bill White was appointed Chief Financial Officer of the Company. In connection with his employment at the Company, Mr. White receives a base salary of $185,000. In addition, Mr. White is eligible for incentive bonuses in the form of cash and restricted stock based on Company performance, profitability and earnings. Specifically, Mr. White (i) will be granted restricted shares that will vest based on achievement of certain revenue growth and profitability measures and (ii) is eligible for quarterly bonuses based on achievement of certain net earnings milestones: $2,500 for earnings of $30,000 to $499,999; $5,000 for earnings of $500,000 to $999,999; and $12,500 for earnings of $1,000,000 or more.

Severance and Change-in-Control Agreements

On November 16, 2010, the Company entered into an Executive Severance Agreement with Mr. Mundy, the Company’s former Chief Financial Officer. Under the agreement, if Mr. Mundy was terminated without cause, if he resigned with “good reason” (as defined in the agreement), or if he was terminated as a result of a change of control, he would have been entitled to 1.99 years of his then base salary, a gross amount equal to any quarterly bonus target applicable during the quarter, accelerated vesting of all outstanding stock options and coverage of health benefits for a period of up to 12 months. The agreement had a term of two years. On April 1, 2012, Mr. Mundy resigned from the Company. In lieu of the above mentioned agreement, the Company entered into a consulting agreement with Mr. Mundy which had a term of nine months at $15,250 per month. The final payment was made pursuant to this agreement.

INTELLICHECK MOBILISA SUMMARY COMPENSATION TABLE

The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the three fiscal years ended December 31, 2012. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of such fiscal years.

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Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)		Total ($)

Nelson Ludlow (3)	2012	228,459	-	-	-		228,459
Chief Executive Officer &	2011	141,450	10,000	-	22,986	(6)	174,436
President	2010	226,600	-	-	7,299	(6)	233,899

Russell T. Embry	2012	185,400	-	-	2,781	(7)	188,181
Chief Technology Officer	2011	185,400	5,000	-	2,781	(7)	193,181
	2010	185,390	-	30,762	2,781	(7)	218,933

Bonnie Ludlow (8)	2012	70,184	-	-	-		70,184
Senior Vice President	2011	85,938	5,000	-	-		90,938
	2010	125,000	-	-	1,022	(6)	126,022

Bill White	2012	139,002	-	-	3,238	(7)	142,240
Chief Financial Officer

Peter J. Mundy	2012	42,268	-	-	147,618	(10)	189,886
Former Chief Financial Officer	2011	170,000	5,000	-	7,218	(9)	182,218
	2010	170,000	-	30,762	5,100	(7)	205,862

Steven D. Williams	2012	196,361	5,000	-	18,384	(11)	219,745
Former Chief Executive Officer	2011	219,334	10,000	-	19,158	(4)	248,492
	2010	206,000	-	-	13,212	(5)	219,212

(1)	The amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of awards for the years ended December 31, 2012, 2011 and 2010 computed in accordance with FASB ASC Topic 718. See Note 11 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, filed in this report, for information regarding assumptions underlying the valuation of equity awards.
(2)	No other compensation in excess of $10,000, including perquisites, was paid to any of Intellicheck Mobilisa’s named executive officers.
(3)	Re-appointed Chief Executive Officer effective November 13, 2012.
(4)	Represents matching contribution under the Company’s 401(K) Plan of $6,580 and pay in lieu of vacation time of $12,578.
(5)	Represents matching contribution under the Company’s 401(K) Plan of $6,180 and pay in lieu of vacation time of $7,032.
(6)	Represents pay in lieu of vacation time. Does not include amounts paid as director compensation.
(7)	Represents matching contribution under the Company’s 401(K) Plan.
(8)	Returned to full-time effective November 16, 2012.
(9)	Represents matching contribution under the Company’s 401(K) Plan of $5,100 and pay in lieu of vacation time of $2,118.
(10)	Represents matching contribution under the Company’s 401(K) Plan of $5,454, pay in lieu of vacation time of $4,910, and $137,254 under the Consulting agreement discussed above in Severance and Change-in-Control Agreements.
(11)	Represents matching contribution under the Company’s 401(K) Plan of $6,215 and pay in lieu of vacation time of $12,169.

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Stock Option and Equity Incentive Plans

The principal purpose of the Stock Option and Equity Incentive Plans (the “Plans”) is to attract, motivate, reward and retain selected employees, consultants and directors through the granting of stock-based compensation awards. The Plans provide for a variety of awards, including non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Code), stock appreciation rights, restricted stock awards, performance-based awards and other stock-based awards.

Intellicheck Mobilisa adopted a Stock Option Plan (the “1998 Stock Option Plan”) covering up to 400,000 shares of the Company’s Common Stock, pursuant to which officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options and non-qualified stock options. The Compensation Committee currently administers the 1998 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 1998 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 1998 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of grant and the exercise price must not be less than 110% of the fair market value per share at the date of grant for grants to persons owning more than 10% of the voting stock of Intellicheck Mobilisa. The 1998 Stock Option Plan also entitles non-employee directors to receive grants of non-qualified stock options as approved by the Board of Directors.

In August 1999, Intellicheck Mobilisa adopted the 1999 Stock Option Plan covering up to 1,000,000 shares of the Company’s Common Stock, pursuant to which officers, directors, key employees and consultants to Intellicheck Mobilisa are eligible to receive incentive stock options and non-qualified stock options. The Compensation Committee currently administers the 1999 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 1999 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 1999 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of grant and the exercise price must not be less than 110% of the fair market value per share at the date of grant for grants to persons owning more than 10% of the voting stock of the Company. The 1999 Stock Option Plan also entitles non-employee directors to receive grants of non-qualified stock options as approved by the Board of Directors.

At the Company’s 2001 Annual Meeting, the stockholders approved the 2001 Stock Option Plan covering up to 500,000 shares of the Company’s Common Stock, pursuant to which the officers, directors, key employees and consultants to Intellicheck Mobilisa are eligible to receive incentive stock options and non-qualified stock options. The Compensation Committee currently administers the 2001 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 2001 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 2001 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 10% of the voting stock of the Company. The 2001 Stock Option Plan also entitles non-employee directors to receive grants on non-qualified stock options as approved by the Board of Directors.

At the Company’s 2003 Annual Meeting, the stockholders approved the 2003 Stock Option Plan covering up to 500,000 shares of the Company’s Common Stock, pursuant to which the officers, directors, key employees and consultants to Intellicheck Mobilisa are eligible to receive incentive stock options and non-qualified stock options. The Compensation Committee currently administers the 2003 Stock Option Plan and determines the terms and conditions of options granted, including the exercise price. The 2003 Stock Option Plan provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the 2003 Stock Option Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 10% of the voting stock of the Company. The 2003 Stock Option Plan also entitles non-employee directors to receive grants on non-qualified stock options as approved by the Board of Directors.

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At the Company’s 2006 Annual Meeting, the stockholders approved the 2006 Equity Incentive Plan, which amends and restates the Company’s 2004 Stock Option Plan (the “2006 Plan”), covering up to 850,000 shares of the Company’s Common Stock, pursuant to which the officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options, non-qualified stock options and restricted stock awards. The Compensation Committee currently administers the 2006 Plan and determines the terms and conditions of options or restricted stock awards granted, including the option exercise price. The 2006 Plan provides that all stock options or restricted stock awards will expire within ten years of the date of grant. Incentive stock options granted under the 2006 Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 10% of the voting stock of the Company. The 2006 Plan also entitles non-employee directors to receive grants on non-qualified stock options as approved by the Board of Directors. At the Company’s special meeting of stockholders held on March 14, 2008, the stockholders voted to amend the 2006 Plan to increase the number of shares of Common Stock authorized to be issued by 3,000,000.

Administration. The Stock Option and Equity Incentive Plans are currently administered by the Compensation Committee as designated by the Board of Directors. The Compensation Committee has the power to interpret the Plans and to adopt rules for the administration, interpretation and application according to terms of the Plans.

Grant of Awards; Shares Available for Awards. Certain employees, consultants and directors are eligible to be granted awards under the Plans. The Compensation Committee will determine who will receive awards under the Plans, as well as the form of the awards, the number of shares underlying the awards, and the terms and conditions of the awards consistent with the terms of the Plans.

As of October 10, 2013, a total of 1,547,035 shares of Intellicheck Mobilisa’s Common Stock are available for issuance or delivery under the existing Stock Option and Equity Incentive Plans. The number of shares of the Company’s Common Stock issued or reserved pursuant to the Plans will be adjusted at the discretion of the Board of Directors or the Compensation Committee as a result of stock splits, stock dividends and similar changes in the Company’s Common Stock.

Stock Options. The Stock Option and Equity Incentive Plans permit the Compensation Committee to grant participants incentive stock options, which qualify for special tax treatment in the United States, as well as non-qualified stock options. The Compensation Committee will establish the duration of each option at the time it is granted, with maximum ten-year duration for incentive stock options, and may also establish vesting and performance requirements that must be met prior to the exercise of options. Stock option grants (other than incentive stock option grants) also may have exercise prices that are less than, equal to or greater than the fair market value of the Company’s Common Stock on the date of grant. Incentive stock options must have an exercise price that is at least equal to the fair market value of the Company’s Common Stock on the date of grant. Stock option grants may include provisions that permit the option holder to exercise all or part of the holder’s vested options, or to satisfy withholding tax liabilities, by tendering shares of the Company’s Common Stock already owned by the option holder for at least six months (or another period consistent with the applicable accounting rules) with a fair market value equal to the exercise price.

Other Equity-Based Awards. In addition to stock options, the Compensation Committee may also grant certain employees, consultants and directors shares of restricted stock, with terms and conditions as the Compensation Committee may, pursuant to the terms of the 2006 Plan, establish. The 2006 Plan does not allow awards to be made under terms and conditions which would cause such awards to be treated as deferred compensation subject to the rules of Section 409A of the Code.

Change-in-Control Provisions. In connection with the grant of an award, the Compensation Committee may provide that, in the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable.

Amendment and Termination. The Compensation Committee may adopt, amend and rescind rules relating to the administration of the Plans, and amend, suspend or terminate the Plans, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. Intellicheck Mobilisa attempted to structure the Plans so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

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GRANTS OF PLAN-BASED AWARDS TABLE

None of our officers were awarded stock options during fiscal year 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table summarizes unexercised options as of year-end December 31, 2012 for the named executive officers:

	No. of Securities
	Underlying Unexercised			Option	Option
	Options / Warrants			Exercise	Expiration
Name	Exercisable	Unexercisable		Price ($)	Date

Nelson Ludlow	25,000	-		3.63	03/20/18

Russell T. Embry	25,000	-	(1)	2.36	07/17/13
	25,000	-	(2)	2.35	08/21/13
	10,000	10,000	(3)	1.57	09/25/14
	27,500	7,500	(4)	1.45	06/02/15

Bonnie Ludlow	25,000	-	(1)	2.60	07/17/13

(1)	These shares vest 25% per year on the anniversary of the date of grant beginning July 2009.
(2)	These shares vest 25% per year on the anniversary of the date of grant beginning August 2009.
(3)	These shares vest 25% per year on the anniversary of the date of grant beginning September 2010.
(4)	These shares vest 25% per year on the anniversary of the date of grant beginning June 2011.

OPTION EXERCISES AND STOCK VESTED TABLE

	Stock Options			Stock Awards
Name	No. of Shares Acquired Upon Exercise (#)	Value Received Upon Exercise ($)(1)		No. of Shares Acquired Upon Vesting (#)	Value Received Upon Vesting ($)

Steven D. Williams	208,200	281,070.00	(2)	-	-
Steven D. Williams	16,365	14,564.85	(2)

(1)	The aggregate dollar value realized upon exercise is the difference between the market price of the underlying shares of the Company’s common stock on the date of exercise and the exercise price of the options.
(2)	Mr. Williams exercised 208,200 and 16,365 shares at an exercise price of $0.46 and $0.92 per share, respectively, on September 19, 2012, when the closing price of the Company’s common stock was $1.81.

No other officers named in the Summary Compensation Table exercised stock options or received shares from vested or unrestricted awards during fiscal year 2012.

Pension Benefits

The Company does not sponsor any qualified or non-qualified defined benefit plans.

Non-qualified Deferred Compensation

Intellicheck Mobilisa does not maintain any non-qualified defined contribution or deferred compensation plans. The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to provide Intellicheck Mobilisa’s officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in the company’s best interests. Intellicheck Mobilisa sponsors a tax qualified defined contribution 401(k) plan in which Mr. Embry, Mr. White, Mr. Mundy and Mr. Williams participated in in 2012. Intellicheck Mobilisa made a matching contribution to the plan equal to 50% of the first 6% an employee contributes into the plan.

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Compensation of Directors

The table below sets forth certain information concerning compensation of Intellicheck Mobilisa’s directors who served in 2012.

Name and Principal Position	Fees Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(1)	All Other Compensation ($) (6)	Total ($)

Nelson Ludlow, Chairman & Director (2)	77,541	-	-	-	77,541
General Emil Bedard, Director (3)	60,000	-	-	-	60,000
Bonnie Ludlow, Director	60,000	-	-	-	60,000
Guy L. Smith, Director (4)	60,000	-	-	-	60,000
Woody M. McGee, Director	60,000	-	-	-	60,000
Michael D. Malone, Director & Chairman (5)	62,459	-	-	-	62,459

(1)	The amounts reported in the “Option Awards” and “Stock Awards” columns reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. See Note 10 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, filed in this report, for information regarding assumptions underlying the valuation of equity awards.
(2)	Re-appointed Chief Executive Officer effective November 13, 2012.
(3)	As of December 31, 2012, General Bedard had aggregate outstanding options to purchase 153,200 shares of common stock.
(4)	As of December 31, 2012, Mr. Smith had aggregate outstanding options to purchase 137,305 shares of common stock.
(5)	Mr. Malone was appointed Chairman of the Board effective November 13, 2012.
(6)	No other compensation, including perquisites in excess of $10,000, was paid to any of the directors.

The Company reimburses directors for reasonable out-of-pocket expenses incurred in connection with attendance at board meetings.

Effective July 1, 2011, all directors receive the following annual cash retainers: the Chairman of the Board $80,000; other non-employee and employee directors $60,000. The amounts are payable quarterly.

CERTAIN RELATED PARTY TRANSACTIONS

The Governance Committee reviews transactions with firms associated with directors and nominees for director. Intellicheck Mobilisa’s management also monitors such transactions on an ongoing basis. Executive officers and directors are governed by Intellicheck Mobilisa’s Code of Business Conduct and Ethics which provides that waivers may only be granted by the Board of Directors and must be promptly disclosed to stockholders. No such waivers were granted nor applied for in 2012. Intellicheck Mobilisa’s Corporate Governance Guidelines require that all directors recuse themselves from any discussion or decision affecting their personal, business or professional interests.

Intellicheck Mobilisa leases office space from Eagle Coast, LLC, an entity that is wholly-owned by Dr. and Mrs. Ludlow, our Chief Executive Officer and one of our directors, respectively. The Company entered into a 10-year lease for the office space ending in 2017. For the years ended December 31, 2012 and 2011, total rent payments for this office space were $91,780 and $84,680.

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Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed EisnerAmper LLP to serve as our Independent Registered Public Accounting Firm to examine Intellicheck Mobilisa’s financial statements for the fiscal year ending December 31, 2013.

The Board of Directors recommends that you vote to ratify such appointment.

Representatives of EisnerAmper, LLP are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

For the fiscal years ended December 31, 2012 and 2011, Intellicheck Mobilisa’s principal independent auditor was EisnerAmper, LLP, the services of which were provided in the following categories and amount:

Audit Fees

The aggregate fees billed by EisnerAmper, LLP for professional services rendered for the audit of Intellicheck Mobilisa’s annual financial statements for the fiscal year ended December 31, 2012, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such fiscal year were $145,000.

The aggregate fees billed by EisnerAmper, LLP for professional services rendered for the audit of Intellicheck Mobilisa’s annual financial statements for the fiscal year ended December 31, 2011, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such fiscal year were $155,000.

Audit-Related Fees

Other than the fees described under the caption “Audit Fees” above, EisnerAmper, LLP did not bill any fees for services rendered to Intellicheck Mobilisa during the fiscal years ended December 31, 2012 or 2011 for assurance and related services in connection with the audit or review of the company’s financial statements.

Tax Fees

EisnerAmper, LLP billed Intellicheck Mobilisa $16,000 for tax related services for the fiscal years ended December 31, 2012 and 2011.

All Other Fees

There were no other fees billed by EisnerAmper, LLP in 2012 and 2011.

Pre-approval of Services

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by Intellicheck Mobilisa’s independent registered public accounting firm. For audit services, each year the independent auditor provides the Audit Committee with an engagement letter outlining the scope of proposed audit services to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences. All services of EisnerAmper, LLP in 2012 and 2011 described above were approved by the Audit Committee.

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Proposal No. 3

SAY ON PAY – ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

UNDER “EXECUTIVE COMPENSATION”

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the opportunity to vote, on an advisory basis, to approve the compensation of Intellicheck Mobilisa’s compensation policies. The Board of Directors believes that Intellicheck Mobilisa’s compensation policies and procedures are aligned with the long-term interests of stockholders. As described in detail under the Executive Compensation discussion section of this proxy statement, we believe that our compensation program is designed to support our long-term business strategies and creation of stockholder value by emphasizing long-term alignment with our stockholders and pay-for-performance. You are encouraged to read the Executive Compensation and analysis discussion section of this proxy statement for additional details on our executive compensation, including our philosophy and objectives and the 2012 compensation of our named executive officers. This non-binding advisory “say-on-pay” vote gives you as a stockholder the opportunity to endorse our executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion, compensation tables and narrative discussion is hereby APPROVED.”

As an advisory vote, this proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

Our Board of Directors recommends a vote “FOR” the advisory approval of the compensation of our named executive officers as disclosed in this proxy statement under the heading “Executive Compensation.”

Vote Required

Non-binding, advisory approval of the advisory proposal on the compensation of our named executive officers as disclosed in this proxy statement under “Executive Compensation” requires the affirmative vote of a majority of the shares of Intellicheck Mobilisa common stock present in person or represented by proxy at the annual meeting. Abstentions will have the same effect as votes “AGAINST” this proposal, whereas “broker non-votes” will not be counted for purposes of determining whether this advisory proposal has been approved.

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Proposal No. 4

SAY ON FREQUENCY - ADVISORY VOTE ON THE FREQUENCY (EVERY ONE, TWO, OR THREE YEARS) OF FUTURE ADVISORY VOTES TO APPROVE OF EXECUTIVE COMPENSATION.

The Dodd-Frank Act also provides stockholders with the opportunity to vote, on an advisory basis, as to the frequency of stockholder advisory “say-on-pay” votes such as that detailed in Proposal 3 above. You may abstain from voting, or you may select a recommendation as to the frequency of such votes: every one year, two years, or three years. This non-binding advisory vote gives you as a stockholder the opportunity to select a frequency of “say-on-pay” votes.

As an advisory vote, this proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when determining the frequency of “say-on-pay” votes. Nevertheless, the Board of Directors may decide to hold a non-binding advisory vote on future compensation of future named executive officers more or less frequently than the option voted by the shareholders.

The Board of Directors has considered this matter and has determined that a non-binding advisory vote on executive compensation every three years is the appropriate to provide stockholders the opportunity to inform Intellicheck Mobilisa of their opinion of our approach to compensation policies and practices, after having sufficient time to observe its impact on our business.

Our Board of Directors recommends a vote of “THREE YEARS” with respect to the advisory vote on the frequency of future advisory votes to approve of executive compensation.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, shareholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the vote of a plurality of the shares of Intellicheck Mobilisa common stock present in person or represented by proxy at the annual meeting will be approved on a non-binding, advisory basis. Abstentions and “broker non-votes” will not be counted for purposes of determining the result of this non-binding advisory vote.

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OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

ANNUAL REPORT

Our annual report to shareholders concerning our operations during the fiscal year ended December 31, 2012, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 10, 2013. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO INVESTOR RELATIONS AT INTELLICHECK MOBILISA, INC., 191 OTTO STREET, PORT TOWNSEND, WA 98368.

Requirements for Shareholder Proposals to be Brought Before the 2014 Annual Meeting of Shareholders

Shareholders’ proposals intended to be presented at next year’s Annual Meeting of Shareholders must be submitted in writing to INVESTOR RELATIONS at INTELLICHECK MOBILISA, INC., 191 OTTO STREET, PORT TOWNSEND, WA 98368, no later than June 142, 2014 for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in Company-sponsored proxy materials.

Notice of any director nomination or other proposal shareholders intend to present at the 2014 Annual Meeting of Shareholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2014 Annual Meeting of Shareholders, must be delivered to the Company’s INVESTOR RELATIONS at INTELLICHECK MOBILISA, INC., 191 OTTO STREET, PORT TOWNSEND, WA 98368 not later than the close of business on August 8, 2014.

The proxy solicited by the Company for the 2014 Annual Meeting of Shareholders will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a shareholder at that meeting for which the Company has not been provided with notice on or prior to August 8, 2014.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. Shareholders may read and copy any reports, statements or other information that we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our public filings are also available from commercial document retrieval services and at the SEC’s website located at http://www.sec.gov.

2 120 days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting (Rule 14a-8).

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SHAREHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 16, 2013. SHAREHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Bill White
Bill White
Chief Financial Officer, Treasurer and Secretary

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